SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___)

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]  PRELIMINARY PROXY STATEMENT

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  DEFINITIVE PROXY STATEMENT

[ ]  DEFINITIVE ADDITIONAL MATERIALS

[ ]  SOLICITING MATERIAL UNDER RULE 14A-12

                            THE CATHOLIC FUNDS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              FILED BY REGISTRANT
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                           IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date

                           [CATHOLIC FUND LETTERHEAD]

                                   August 28, 2003

Dear Catholic Money Market Fund Shareholder:

     I am writing to you about a matter of primary importance to all of our Catholic Money Market Fund shareholders. We have appreciated the confidence you have placed in us and your support of the Catholic Money Market Fund (the "Money Market Fund," or the "Fund"). However, we believe that your interests would be better served if the Money Market Fund were liquidated and discontinued.

     The Catholic Money Market Fund was established as part of an original plan to create a family of Catholic Funds. As part of that plan, the Catholic Funds Board of Directors intended for the Money Market Fund to offer Catholic Funds shareholders a safe investment at times when equity funds were riskier investments, and to attract some assets that might ultimately be incorporated into the equity funds. With the demise of the short term markets and the shift in the long term plans of The Catholic Funds, the Catholic Money Market Fund has not served its purpose or attracted the assets it sought. Catholic Financial Services Corporation, the Money Market Fund's adviser, has been subsidizing the Catholic Money Market Fund since its inception. Recently the subsidy has been approximately $4,000 per month. Catholic Financial Services has indicated it no longer is willing to subsidize the Money Market Fund at a loss. Shareholders of Catholic Financial Services and entities affiliated with them own shares representing approximately 91% of the voting securities of the Fund, and have indicated their intention to vote in favor of the liquidation.

     The Catholic Funds Board of Directors considered alternatives, but for reasons discussed in more detail in the accompanying proxy statement, the Catholic Funds Board ultimately determined that liquidation of the Money Market Fund is the option that best serves the interests of the shareholders.

     The attached proxy statement describes and seeks your approval of a Plan of Liquidation (the "Plan") involving the liquidation and discontinuation of the Money Market Fund. As a result of the proposed liquidation, all of the investments of the Money Market Fund will be sold and the proceeds distributed among shareholders of the Fund.

     Because the Fund maintains a stable net asset value of $1.00 per share, any shareholders who continue to hold their shares through the date on which the liquidation is completed will receive cash in an amount equal to $1.00 for each of their shares of the Fund. Checks will be mailed to shareholders promptly following the liquidation, and in any event within 30 days. Shareholders should not realize any taxable gain or loss on their receipt of liquidation proceeds, insofar as the tax basis in their shares should be the same as the $1.00 per share liquidation value. The Fund will continue to sell and redeem its shares in the ordinary course pending completion of the liquidation, so shareholders who wish to redeem out of the Fund in advance of the liquidation and invest in another money market fund will be free to do so.

     We expect that the liquidation distribution will occur on or about September 25, 2003. For the reasons outlined above and described in more detail in the proxy statement, the Board of Directors of The Catholic Funds recommends that you approve the Plan.

     Please read the enclosed proxy statement carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-877-222-2402. We will be glad to help you.

     Thank you for your consideration and continued support.

                                   Sincerely,

                                   /s/Theodore F. Zimmer

                                   Theodore F. Zimmer
                                   President

                           CATHOLIC MONEY MARKET FUND
                     (A SERIES OF THE CATHOLIC FUNDS, INC.)

                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
                                 1-877-222-2402

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                             ON SEPTEMBER 19, 2003

To the Shareholders of the Catholic Money Market Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Catholic Money Market Fund (the "Fund"), a mutual fund series of The Catholic Funds, Inc. ("The Catholic Funds"), will be held on September 19, 2003 at 8:00 A.M. Central Time, at the offices of Catholic Financial Services Corporation, 1100 West Wells Street, Milwaukee, Wisconsin. The purpose of the Meeting is to consider and act upon the following proposal:

     1. To approve a Plan of Liquidation (the "Plan") providing for the liquidation and discontinuation of the Fund, including the sale of the Fund's investments and distribution of proceeds to the Fund shareholders.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of The Catholic Funds has fixed the close of business on August 22, 2003, as the record date for determining the shareholders of the Fund entitled to notice of, and to vote at, the special meeting and any adjournments thereof.

                                   By Order of the Board of Directors

                                   /s/Allan G. Lorge

                                   Allan G. Lorge, Secretary

August 28, 2003

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                         THE CATHOLIC MONEY MARKET FUND
                     (A SERIES OF THE CATHOLIC FUNDS, INC.)
                             1100 WEST WELLS STREET
                          MILWAUKEE, WISCONSIN  53233
                                 1-877-222-2402

                                PROXY STATEMENT
                                AUGUST 28, 2003

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds, Inc. ("The Catholic Funds") for use at a Special Meeting of Shareholders of The Catholic Money Market Fund (the "Fund"), a series of The Catholic Funds, to be held at 8:00 A.M. Eastern Time on September 19, 2003, at the offices of Catholic Financial Services Corporation, 1100 West Wells Street, Milwaukee, Wisconsin (the "Meeting"). August 22, 2003 has been set as the record date for determin-ing shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Proxy materials are first being mailed to shareholders of the Fund on or about August 28, 2003.

     The primary purpose of the Meeting is to consider and vote on the Plan of Liquidation (the "Plan") involving the liquidation and dissolution of the Fund. A copy of the Plan is attached hereto as Appendix A.
                                         ----------

     Pursuant to the Plan, the officers of the Fund will sell all of the investments held by the Fund, will discharge all of the Fund's liabilities, and will distribute the net proceeds to shareholders of the Fund on the date the liquidation is completed. The Fund's operations will then be discontinued.

     Because the Fund maintains a stable net asset value of $1.00 per share, any shareholders who continue to hold their shares through the date on which the liquidation is completed will receive cash in an amount equal to $1.00 for each of their shares of the Fund. Checks will be mailed to shareholders promptly following the liquidation, and in any event within 30 days. Shareholders should not realize any taxable gain or loss on their receipt of liquidation proceeds, insofar as the tax basis in their shares should be the same as the $1.00 per share liquidation value. The Fund will continue to sell and redeem its shares in the ordinary course pending completion of the liquidation, so shareholders who wish to redeem out of the Fund in advance of the liquidation and invest in another money market fund will be free to do so.

     It is anticipated that the liquidation distribution will be completed on or about September 25, 2003 (the "Liquidation Date").

     The most recent Prospectus and Statement of Additional Information of the Fund, each dated January 31, 2003 (the "Fund Prospectus" and the "Fund SAI," respectively), the Annual Report to Shareholders of the Fund for the year ended September 30, 2002 and its Semiannual Report to Shareholders for the six months ended March 31, 2003 (the "Fund Shareholder Reports") have been filed with the Commission and may be obtained without charge by writing or calling the Fund at the address and phone number shown above.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
LIQUIDATION PROPOSAL........................................................4
     Introduction...........................................................4
     Required Vote..........................................................4
     The Plan of Liquidation................................................5
     Reasons for the Proposed Liquidation...................................5
     Federal Tax and Other Aspects of the Liquidation.......................6
OTHER BUSINESS..............................................................7
OWNERSHIP OF FUND SHARES....................................................7
VOTING INFORMATION..........................................................7
MISCELLANEOUS...............................................................9
     Auditors...............................................................9
     Interests of Experts and Counsel.......................................9
     Other Matters..........................................................9

                              LIQUIDATION PROPOSAL

     This proxy statement is being furnished to the shareholders of the Fund in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds to be used at a Special Meeting of Shareholders of the Fund to be held on September 19, 2003 at 8:00 A.M. Central Time, at the offices of Catholic Financial Services Corporation, 1100 West Wells Street, Milwaukee, Wisconsin. The purpose of the Meeting is to consider and vote on the Plan of Liquidation and the Liquidation it describes.

     The following is a summary of certain information contained elsewhere in this proxy statement (including the Plan of Liquidation attached hereto as Appendix A). This summary is not intended to be complete and is qualified in
----------
all respects by reference to the more detailed information appearing elsewhere in this proxy statement and the Plan of Liquidation.

INTRODUCTION

     Shareholders of the Fund will be asked at the Meeting to approve the Plan of Liquidation and the liquidation it describes, as discussed in more detail in this proxy statement. If approved, the liquidation is expected to be completed as of the close of business on or about September 25, 2003 or such other date as the Board of Directors may determine (the "Liquidation Date"), assuming that all conditions to closing have been satisfied.

     The Fund is a mutual fund series of The Catholic Funds, Inc., a registered open-end management investment company organized as a Maryland corporation. The Catholic Funds is registered as a series investment company under the Investment Company Act of 1940 (the "1940 Act"), and the Fund is one of two series. Catholic Financial Services Corporation ("CFSC") is the investment adviser and distributor of the Fund.

REQUIRED VOTE

     In order to be approved, the Plan of Liquidation must receive the affirmative vote of shareholders of the Fund who hold in the aggregate a majority of all outstanding shares of the Fund as of the Record Date or, if less, at least 67% of the shares of the Fund voted at the special meeting, provided shareholders owning more than 50% of the Fund's outstanding shares are present in person or represented by proxy at the special meeting. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary voting power) will be treated as present for purposes of determining the presence or absence of a quorum, but will not be voted on the Plan of Liquidation, and accordingly will have the same effect as votes cast against approval of the Plan of Liquidation.
                                   -------
Shareholders of Catholic Financial Services Corporation and persons affiliated with them beneficially own shares which, in the aggregate as of the Record Date, represented approximately 91% of all shares of the Fund entitled to vote.
Those persons have indicated an intention to vote their shares in favor of the Plan of Liquidation.

THE PLAN OF LIQUIDATION

     The Plan of Liquidation describes the essential terms of the proposed liquidation and is set forth in full as Appendix A to this proxy statement.
                                        ----------
Pursuant to the Plan of Liquidation, the Fund will convert all of the assets of the Fund to cash or cash equivalents will pay or otherwise discharge all of the Fund's liabilities, and will then immediately make a distribution of all net proceeds to the Fund shareholders. Accordingly, Fund shareholders who continue to hold their shares through the Liquidation Date will receive an amount equal to $1.00 for each of their shares. Following the Liquidation Date, the Fund will cease to conduct business except as required to carry out the terms of the Plan. Upon the payment of the liquidating distribution, all outstanding shares will be deemed cancelled. The Fund will not assess any redemption fee against the liquidating distribution paid to shareholders in redemption of their shares.

     Because the Fund maintains a stable net asset value of $1.00 per share and continually sells and redeems its shares at that amount, shareholders should have a tax basis in each of their shares equal to $1.00. Therefore, upon receipt by a shareholder of a liquidating distribution in the amount of $1.00 for each of his or her shares, the shareholders should recognize no taxable gain or loss for federal income tax purposes.

REASONS FOR THE PROPOSED LIQUIDATION

     The Fund commenced operations on January 7, 2000 as part of a plan to create a family of funds under the umbrella of The Catholic Funds. The Catholic Funds' Board of Directors had intended the Fund to be a safe investment for shareholders during times of stock market volatility. The Board of Directors had also hoped the Fund would attract assets which would later be invested in equity funds within The Catholic Funds.

     After the establishment of the Fund, pursuant to a shift in its strategic plan, the Board of Directors of The Catholic Funds consolidated its three equity funds into a single equity fund, the Catholic Equity Fund. At the same time, short-term markets declined. The Fund failed to attract a satisfactory level of assets. Because of the Fund's small size and the demise of the short-term investment markets, the Fund has been unable to attain acceptable and competitive yields. As a result, CFSC, the Fund's adviser, has been forced to subsidize the Fund since its inception. The average rate of that subsidy presently is approximately $4,000 per month. Catholic Financial Services Corporation has indicated it no longer is willing to continue subsidizing the Fund. After considering available options, the Board ultimately determined that the proposed liquidation is the course of action that best serves the interests of the shareholders.

     Among others, the factors that the Board of Directors of The Catholic Funds found most persuasive in determining that the liquidation is in the best interests of the shareholders of the Fund include:

          o The unlikelihood that the Fund will grow to the extent necessary to enable it to generate competitive yields without subsidization;

          o The proliferation of larger money market funds with more attractive yields and other more attractive short-term investment alternatives that can readily meet our shareholders' needs for short-term investment vehicles;

          o Changes in the Board of Director's long term plans for The Catholic Funds, which eliminate the need and strategic benefit of maintaining a money market fund; and

          o The Board's assessment that alternatives to the liquidation either were not readily attainable or proved less desirable than the liquidation, including, among others, obtaining fee concessions from service providers and requesting a greater subsidy from CFSC.

     For these and other reasons, the Board of Directors of The Catholic Funds, including all of the Directors who are not "interested persons" of The Catholic Funds (as that term is defined in the 1940 Act), has concluded that the liquidation is in the best interests of the shareholders of the Fund.

     THE BOARD OF DIRECTORS OF THE CATHOLIC FUNDS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE PLAN OF LIQUIDATION.

FEDERAL TAX AND OTHER ASPECTS OF THE LIQUIDATION

     Pursuant to the Plan and as discussed above, the Fund will sell its assets, satisfy its liabilities and distribute the proceeds to the shareholders. The Catholic Funds anticipates that the Fund will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will not be taxed on any of its income realized from this sale of assets.

     Because the Fund maintains a stable net asset value of $1.00 per share, any shareholders who continue to hold their shares through the date on which the liquidation is completed will receive cash in an amount equal to $1.00 for each of their shares of the Fund. Checks will be mailed to shareholders promptly following the liquidation, and in any event within 30 days. Shareholders should not realize any taxable gain or loss on their receipt of liquidation proceeds, insofar as the tax basis in their shares should be the same as the $1.00 per share liquidation value. The Fund will continue to sell and redeem its shares in the ordinary course pending completion of the liquidation, so shareholders who wish to redeem out of the Fund in advance of the liquidation and invest in another money market fund will be free to do so.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matters to be presented at the Meeting other than the proposal set forth in this Proxy Statement. If any other business properly comes before the Meeting, the persons named in the accompanying proxy will exercise their best judgment in deciding how to vote on such matters.

                            OWNERSHIP OF FUND SHARES

     As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

                                            Number of           Percent of
                                           Fund Shares          the Fund's
Name and Address of Shareholder        Owned Beneficially   Outstanding Shares
-------------------------------        ------------------   ------------------
Catholic Knights                           6,616,736.41           62.396%
1100 West Wells Street
Milwaukee, Wisconsin  53233

Catholic Order of Foresters               10,205,578.84           20.799%
355 Shuman Blvd.
Naperville, Illinois  60563

Catholic Financial Services Corporation      651,396.58            6.143%
1100 West Wells Street
Milwaukee, Wisconsin  53233

     To the knowledge of CFSC, the beneficial ownership of shares of the Fund by the officers and directors of CFSC as a group constituted less than 1% of the outstanding shares of the Fund.

                               VOTING INFORMATION

     Solicitation of proxies will be conducted principally by the mailing of this proxy statement and prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of The Catholic Funds or by officers and employees of CFSC. Upon request, the Fund will reimburse brokers, dealers, banks and voting Directors, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan of Liquidation. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of The Catholic Funds or by executing and delivering a later dated proxy to The Catholic Funds or by attending the Meeting in person to vote the shares of the Fund held by such shareholder.

     The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all Fund shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Plan of Liquidation requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. The 1940 Act defines the majority of the outstanding shares of the Fund as the lesser of:

     (i) 67% or more of the voting shares of the Fund present in person or by proxy at the Meeting, provided the holders of more than 50% of all outstanding shares entitled to vote are present in person or represented by proxy at the meeting; or

     (ii) the affirmative vote of shareholders of the Fund who hold more than 50% of all outstanding shares of the Fund.

     Accordingly, abstentions and broker non-votes will have the same effect as votes cast against the Plan of Liquidation. At the Record Date, shareholders of
           -------
Catholic Financial Services Corporation and persons affiliated with them owned approximately 91% of all outstanding shares of the Fund, and have indicated their intention to vote their shares in favor of the Plan of Liquidation.

     In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting in order to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each shareholder will be entitled to one vote for each his or her shares (and a fractional vote for each fractional share) on each matter presented at the Meeting. As of the Record Date, there were a total of 10,604,403.410 shares of the Fund outstanding.

     Under Maryland law, shareholders of the Fund will not be entitled to any appraisal or similar rights in connection with the liquidation. However, shareholders may redeem their shares of the Fund at a price of $1.00 per share prior to the closing of the proposed liquidation in the manner specified in the Fund Prospectus.

                                 MISCELLANEOUS

AUDITORS

     PricewaterhouseCoopers, LLP serves as independent accountants and auditors to the Fund. PricewaterhouseCoopers, LLP has no direct or indirect financial interest in The Catholic Funds, except for the fees it receives as auditors and independent public accountants. No representative of PricewaterhouseCoopers, LLP is expected to be present at the Meeting.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in the Fund, The Catholic Funds, CFSC, the liquidation, or any other transaction contemplated by this proxy statement.

OTHER MATTERS

     The Board of Directors of The Catholic Funds has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of The Catholic Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

                                   APPENDIX A

                            THE CATHOLIC FUNDS, INC.
                           CATHOLIC MONEY MARKET FUND
                              PLAN OF LIQUIDATION

     The following Plan of Liquidation (the "Plan") of the Catholic Money Market Fund (the "Fund") was unanimously adopted by the Board of Directors of The Catholic Funds, Inc. on August 13, 2003, subject to the approval of the Plan at a special meeting of the shareholders by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as that phrase is defined in the Investment Company Act of 1940) as of the Record Date.

Article I.   Actions to be Taken Prior to Liquidation of the Fund:

       (a) As directed by the Board of Directors, the Fund shall proceed with the business of winding up its affairs.

       (b) The proper officers of the Fund are hereby authorized to perform such acts, execute and deliver such documents, and do all the things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Fund, including, but not limited to, the following: (i) fulfill or discharge the contracts of the Fund; (ii) collect the Fund's assets; (iii) sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property and assets of the Fund to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind; (iv) discharge or pay the liabilities of the Fund;
             (v) prosecute, settle or compromise claims of the Fund or to which the Fund is subject; (vi) file final state and federal tax returns and any amendments thereto; and (vii) do or cause to be done all other acts necessary or appropriate to liquidate the business of the Fund.

Article II.  State and Regulatory Filings; Delisting

       (a) The proper officer(s) shall prepare (or have prepared) and file with the Maryland Department of Assessments and Taxation Articles Supplementary to The Catholic Funds, Inc.'s Articles of Incorporation reflecting the elimination of the series of The Catholic Funds, Inc.'s Common Stock known as the Catholic Money Market Fund.

       (b) The proper officer(s) shall make any other filings that are required under the Maryland General Corporation Law in order for the Fund to be liquidated.

       (c) The proper officer(s) will notify the Commodity Futures Trading Commission and the National Futures Association of the Fund's termination, if necessary or appropriate.

Article III. Liquidation Procedures

       (a) The proper officer(s) of the Fund shall apply the Fund's assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, including necessary expenses of liquidation.

       (b) The proper officer(s) of the Fund may, if such officers deem it appropriate, establish a reserve to meet the costs of its liquidation, including its required tax filings, and any contingent liabilities of the Fund, including any claims or actions to which the Fund is or may be subject, and any amount that is placed in such reserve shall be deducted from the net assets distributable to shareholders until the contingent liabilities have been settled or otherwise determined and discharged.

       (c) The proper officer(s) of the Fund shall cause to be prepared a notice to shareholders to prove their interests in the Fund, and to mail such notice on the date set by the proper officers of the Fund for the consummation of the liquidation of the Fund contemplated by this Plan (the "Liquidation Date"), together with a check in an amount equal to the aggregate net asset value of such shareholder's Fund shares determined as of the Liquidation Date in accordance with the Fund's valuation policies.

       (d) In the event that the Fund is unable to distribute all of the net assets distributable to shareholders because of the inability to locate shareholders to whom liquidation distributions are payable, the proper officer(s) of the Fund may create in the name and on behalf of the Fund a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expense of any such trust shall be charged against the assets held therein.

                         THE CATHOLIC MONEY MARKET FUND
                     (A SERIES OF THE CATHOLIC FUNDS, INC.)

REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS.  THIS PROXY IS SOLICITED ON
                       BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Daniel Steininger, Allan Lorge or Theodore Zimmer, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Catholic Money Market Fund to be held at the offices of Catholic Financial Services Corporation, 1100 West Wells Street, Milwaukee, Wisconsin, on September 19, 2003 at 8:00 A.M. Central Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

SHARES LISTED BELOW REPRESENT THE TOTAL NUMBER OF THE FUND SHARES REGISTERED IN THE NAME PRINTED BELOW.

                              Dated:                          , 2003
                                    --------------------------

                              --------------------------------------------------
                              (Please sign exactly as name appears at left.)

                              (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

[X]  PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

     PLEASE DO NOT USE FINE POINT PENS.

Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                                                      ---
The Board of Directors recommends that you vote for Proposal 1.
                                                ---
                                                      FOR     AGAINST   ABSTAIN
1. To approve a Plan of Liquidation (the "Plan")      [ ]       [ ]       [ ]
   involving The Catholic Money Market Fund (the
   "Fund"), providing for the liquidation and discontinuation of the Fund, including the sale of the Fund's investments and distribution of proceeds to the Fund shareholders.

2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.